UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2020

M&T BANK CORPORATION

(Exact name of registrant as specified in its charter)

New York

(State or other jurisdiction of incorporation)

1-9861	16-0968385
(Commission File Number)	(I.R.S. Employer Identification No.)

One M&T Plaza, Buffalo, New York	14203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 635-4000

(NOT APPLICABLE)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Common Stock, $.50 par value	MTB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Mr. Brent D. Baird, who served as a director of M&T Bank Corporation (“M&T”) since 1983, retired from the Board of Directors and did not stand for re-election when his term expired at M&T’s 2020 Annual Meeting of Shareholders.

Item 5.07Submission of Matters to a Vote of Security Holders.

M&T Bank Corporation 2020 Annual Meeting of Shareholders

M&T held its 2020 Annual Meeting of Shareholders on April 21, 2020.  At the 2020 Annual Meeting, shareholders approved all of the Board of Directors’ proposals, which included: (i) the election of seventeen (17) directors of M&T, for one-year terms and until their successors are elected and qualified; (ii) the approval of the compensation of M&T’s Named Executive Officers; and (iii) the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of M&T for the year ending December 31, 2020.  The voting results for each proposal, including the votes for and against or withheld, and any abstentions or broker non-votes, are described below.  Abstentions and broker non-votes (if applicable) were counted for purposes of determining whether a quorum was present, but were not treated as votes cast.  Therefore, abstentions and broker non-votes (if applicable) did not have the effect of a vote for or against such proposal and were not counted in determining the number of votes required for approval.

The following table reflects the tabulation of the final votes with respect to each director who was elected at M&T’s 2020 Annual Meeting (Proposal 1):

NOMINEES:	FOR	WITHHELD	BROKER NON-VOTE

C. Angela Bontempo	103,234,791	5,326,041	10,216,631
Robert T. Brady	101,694,265	6,866,568	10,216,631
T. Jefferson Cunningham III	104,757,393	3,803,440	10,216,631
Gary N. Geisel	101,210,851	7,349,982	10,216,631
Richard S. Gold	105,613,505	2,947,327	10,216,631
Richard A. Grossi	107,997,541	563,292	10,216,631
John D. Hawke, Jr.	107,986,773	574,060	10,216,631
René F. Jones	102,121,761	6,439,071	10,216,631
Richard H. Ledgett, Jr.	108,054,059	506,774	10,216,631
Newton P.S. Merrill	107,933,851	626,981	10,216,631
Kevin J. Pearson	105,988,112	2,572,721	10,216,631
Melinda R. Rich	107,182,020	1,378,813	10,216,631
Robert E. Sadler, Jr.	104,836,491	3,724,342	10,216,631
Denis J. Salamone	70,328,788	38,232,045	10,216,631
John R. Scannell	68,245,036	40,315,797	10,216,631
David S. Scharfstein	108,010,591	550,242	10,216,631
Herbert L. Washington	104,416,410	4,144,423	10,216,631

The following table reflects the tabulation of the final votes with respect to the approval of the compensation of M&T’s Named Executive Officers (Proposal 2):

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
102,850,355	5,169,263	541,215	10,216,631

The following table reflects the tabulation of the final votes with respect to the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of M&T for the year ending December 31, 2020 (Proposal 3):

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
114,017,464	4,627,251	132,748	Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M&T BANK CORPORATION

Date: April 23, 2020	By:	/s/ Marie King
Name: Marie King
Title: Group Vice President and Corporate Secretary

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